UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08050

Exact name of registrant as specified in charter:	The Asia Tigers Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2016

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Asia Tigers Fund, Inc. (GRR)

Semi-Annual Report
April 30, 2016

珍
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Aberdeen
Simply asset management.

The Asia Tigers Fund, Inc. (GRR)

Semi-Annual Report

April 30, 2016

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of The Asia Tigers Fund, Inc. (the “Fund”) for the six-month period ended April 30, 2016. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

Total Return Performance

For the six-month period ended April 30, 2016, the total investment return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was -2.7%, assuming reinvestments of dividends and distributions, versus a return of -2.9% for the Fund’s benchmark, the MSCI AC Asia ex Japan Index.1

Share Price and NAV

For the six-month period ended April 30, 2016, based on market price, the Fund’s total return was -3.3%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 5.4% over the six-month period from $9.77 on October 31, 2015 to $9.24 on April 30, 2016. The Fund’s share price on April 30, 2016 represented a discount of 14.9% to the NAV per share of $10.86 on that date, compared with a discount of 14.4% to the NAV per share of $11.41 on October 31, 2015.

Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. The Board may potentially consider, although it is not obligated to, other actions that, in its judgment, may be effective to address the discount. The targeted discount policy, which became effective on April 4, 2014 upon the elimination of the Fund’s policy relating to semi-annual repurchase offers under its former interval structure, extended the Fund’s prior open market repurchase policy. During the six-month period ended April 30, 2016 the Fund repurchased 8,959 with a weighted average discount to NAV of 15.32%. During the year ended October 31, 2015, the Fund repurchased 41,567 shares with a weighted average discount to NAV of 11.70%.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and triggers generally include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are flagged as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable states statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeengrr.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

[1]

The MSCI AC (All Country) Asia ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The MSCI AC Asia ex Japan Index consists of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

The Asia Tigers Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact us

•	Visit us: http://www.aberdeen-asset.us/cef or www.aberdeengrr.com
•	Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv
•	Email us: InvestorRelations@aberdeen-asset.com
•	Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

All amounts are U.S dollars unless otherwise stated.

The Asia Tigers Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Asian equities declined modestly in U.S. dollar terms over the six-month period ended April 30, 2016, with headlines centered on China, commodity prices and the U.S. Federal Reserve’s (Fed’s) monetary policy. China was among the key market laggards, as stock prices moved lower following the liquidity-fueled rally in early 2015. Confidence also waned on a stuttering economy. Regulations, such as the short-lived index circuit-breakers, were implemented in a bid to stem capital outflows, while the central bank devalued the yuan in an effort to help exports. Such actions, however, had the unintended effect of spooking investors, resulting in a bottoming of markets in mid-February 2016. Investor sentiment subsequently improved due to a stabilizing yuan and mainland economy, as well as further monetary policy easing.

The Fed raised its benchmark interest rate in December 2015 – the first increase in nearly a decade. However, other developed economies continued to loosen monetary policy, with the European Central Bank extending stimulus and Japan wading into negative interest-rate territory. Towards the end of the period, the Fed appeared to turn more dovish, triggering U.S. dollar weakness and consequent strength in Southeast Asian currencies. Monetary policymakers across Asia maintained their focus on supporting economic growth. China and India were the most aggressive, while Southeast Asian countries also announced various stimulus packages. Consequently, Southeast Asian markets were among the strongest performers for the reporting period.

Fund performance review

The Fund’s holding in Siam Cement was the largest contributor to performance for the reporting period as the Thai industrial conglomerate reported generally positive operating results. Healthy profit margins in Siam Cement’s chemicals division helped to counterbalance a decline in cement revenue. The Fund’s position in Indian cement-maker Ultratech also contributed to Fund performance as its shares rose following the government’s budget commitment to boost infrastructure spending and an increase in low-cost housing development. In Singapore, the Fund’s holding in City Developments enhanced performance as the property developer benefited from strong quarterly operating results, as sales and net profits were bolstered by rising rental revenues. In our view, City Developments also has been proactive in lifting recurring income and diversifying its business overseas, in our view. Moreover, investors perceived the Singapore national budget as benign for local developers. Although the government deemed it premature to remove property cooling measures, it reiterated its intention to seek to balance sustainable growth and affordability.

Conversely, the Fund’s holdings in Standard Chartered and HSBC were the primary detractors from Fund performance for the reporting period. The lenders continued to be weighed down by higher loan loss provisions, a slowing Chinese economy and global economic growth concerns. Despite these uncertainties, the companies have continued to strengthen their capital positions by reducing riskier assets and streamlining their balance sheets, supported by focused, competent and professional management, in our opinion. Finally, the position in Hang Lung Properties had a negative impact on performance as its shares declined amid the weak property market in Hong Kong over the reporting period. Hang Lung Properties also posted operating results that were hampered by disappointing sales and rental income, with new openings at its Chinese malls pressuring margins.

With respect to Fund activity, we initiated holdings in four companies over the reporting period. In Korea, we established new positions in AmorePacific Corp. and Naver Corp. AmorePacific is a leading cosmetics maker with a burgeoning Chinese business and a diversified brand portfolio. We purchased the preferred shares of AmorePacific, as we believed that they were trading at an attractive discount relative to the ordinary shares. Naver is an Internet company with a dominant market share in the domestic search portal business, while its mobile messaging subsidiary, LINE, is a major regional player in its core markets of Japan, Thailand, Taiwan and Indonesia. We believe that Naver maintains a net cash balance sheet and generates good free cash flow, in our view, which enables the company to continue its efforts to enhance its other related businesses. We also initiated positions in Hong Kong Exchanges and Clearing (HKEx), as well as Bank Central Asia (BCA), one of Indonesia’s largest private banks, on valuation grounds. In our view, HKEx has sound growth prospects, and BCA has an impressive track record, conservative management and a well-capitalized balance sheet.

We exited the Fund’s position in Li & Fung, a Hong Kong-based company that supplies clothes and toys to major western retailers, due to our concerns about its structural weakness in the global retail supply chain, and the weak economic environment in its core U.S. market. Additionally, we think that current valuations reflect the pressures on Li & Fung’s business model. We also sold the Fund’s shares in Global Brands Group, the branded goods business spun off from Li & Fung, as well as Hong Kong exchange-listed semiconductor equipment manufacturer ASM Pacific Technology.

In Thailand, we exited the Fund’s position in PTT Exploration and Production following a rebound in its share price. While we feel that the oil and gas company is cost-efficient and has a strong balance

The Asia Tigers Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

sheet, we have been trimming the position given our concerns over what we view as its patchy mergers-and-acquisitions track record, as well as low and declining reserves.

We took profits from Samsung Electronics by trimming the position after its stock price surged from August lows following news of its multi-billion-dollar share buyback and cancellation plan. While we believe there are potential benefits from capital restructuring, we reduced the Fund’s holding in Yum! Brands in view of the continued uncertainty over the recovery of its China business.

Outlook

Market momentum in the Asia-Pacific region has waned, in our opinion, mainly because the rally in the latter half of the first quarter of 2016 was not attributable to any fundamental improvements in the global economy. We think that much of China’s first-quarter 2016 gross domestic product (GDP) growth – while hitting the official 6.5-7% target – resulted largely from government stimulus that was accompanied by credit expansion and a pickup in investment activity. Fresh investor concerns over the sustainability of the debt-fueled expansion are resurfacing. Across the region, export volumes – particularly for trade-dependent economies such as Korea, Taiwan and Singapore – remain soft. For example, Thailand has downgraded this year’s GDP forecast in response to lackluster exports. We think that its prospects are further clouded by the divergence in monetary policy; while the Fed looks to tighten policy at a cautious pace, Europe and Japan are generally expected to keep interest rates low or negative for some time, even as the jury is still out on the efficacy of such unconventional policies, in our view. We believe that further volatility seems inevitable in the absence of solid fundamental catalysts.

Aberdeen Asset Management Asia Limited

The Asia Tigers Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund total investment return compared to the Fund’s benchmark, of the MSCI AC Asia ex Japan Index, for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2016.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-17.7%	-4.8%	-3.5%	3.4%
Market Value	-19.9%	-6.9%	-5.3%	1.3%
MSCI AC Asia ex Japan Index	-18.3%	-0.5%	-0.7%	4.9%

Aberdeen Asset Management Asia Limited has entered into a written contract with the Fund to waive fees or limit expenses without which performance would be lower. This contract may not be terminated before December 19, 2016. Aberdeen Asset Management Inc. has entered into an agreement with the Fund to cap Investor Relation Services fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeengrr.com by calling 800-522-5465.

The annualized net operating expense ratio excluding fee waivers based on the six-month period ended April 30, 2016 was 2.56%. The annualized net expense ratio after fee waivers based on the six-month period ended April 30, 2016 was 2.03%.

The Asia Tigers Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. As of April 30, 2016, the Fund had less than 25% of its assets invested in any industry. The sectors, as classified by GICS sectors, are comprised of several industries.

As of April 30, 2016, the Fund held 97.8% of its net assets in equities, 1.9% in a short-term investment and 0.3% in other assets in excess of liabilities.

Asset Allocation by Sector

Top Sectors	As a Percentage of Net Assets
Financials	45.1%	*
Information Technology	13.0%
Industrials	10.5%
Telecommunication Services	9.4%
Consumer Staples	7.5%
Materials	7.2%
Consumer Discretionary	2.9%
Energy	2.2%
Other	2.2%
	100.0%

*	As of April 30, 2016 the Fund’s holdings in the Financials sector consisted of six industries: Banks, Diversified Financial Services, Insurance, Real Estate Investment Trust, Real Estate Management & Development and Thrifts & Mortgage Finance, which represented 22.4%, 2.0%, 4.2%, 0.1%, 12.6% and 3.8% respectively, of the Fund’s net assets.

The following chart summarizes the composition of the Fund’s portfolio, in geographic classification, expressed as a percentage of net assets as of April 30, 2016.

Geographic Asset Breakdown

Top Countries	As a Percentage of Net Assets
Hong Kong	24.0%
Singapore	20.6%
India	15.1%
Republic of South Korea	7.3%
China	7.1%
Taiwan	7.0%
Philippines	4.6%
Thailand	3.8%
Malaysia	3.1%
Indonesia	2.7%
Other	4.7%
100.0%

The Asia Tigers Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2016:

Name of Security	As a Percentage of Net Assets
Swire Pacific Ltd., Class B	5.1%
Jardine Strategic Holdings Ltd.	5.0%
Oversea-Chinese Banking Corp. Ltd.	4.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.4%
AIA Group Ltd.	4.2%
Housing Development Finance Corp. Ltd.	3.8%
Siam Cement PCL, Foreign Shares	3.8%
Samsung Electronics Co. Ltd., Preferred Shares	3.6%
Singapore Telecommunications Ltd.	3.6%
City Developments Ltd.	3.5%

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2016

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—97.8%
COMMON STOCKS—93.7%
CHINA—7.1%
CONSTRUCTION MATERIALS—0.5%
70,000	Anhui Conch Cement Co. Ltd., H Shares (a)	$184,455
HOTELS, RESTAURANTS & LEISURE—1.2%
5,900	Yum! Brands, Inc.	469,404
OIL, GAS & CONSUMABLE FUELS—2.2%
1,118,000	PetroChina Co. Ltd., H Shares (a)	817,962
WIRELESS TELECOMMUNICATION SERVICES—3.2%
107,200	China Mobile Ltd. (a)	1,230,738
	Total China	2,702,559
HONG KONG—24.0%
BANKS—4.1%
186,111	HSBC Holdings PLC (a)	1,238,853
8,971	HSBC Holdings PLC, ADR	299,004
		1,537,857
DIVERSIFIED FINANCIAL SERVICES—1.1%
17,100	Hong Kong Exchanges and Clearing Ltd. (a)	431,264
FOOD & STAPLES RETAILING—1.5%
81,900	Dairy Farm International Holdings Ltd. (a)	564,739
INDUSTRIAL CONGLOMERATES—5.0%
65,500	Jardine Strategic Holdings Ltd. (a)	1,893,276
INSURANCE—4.2%
269,000	AIA Group Ltd. (a)	1,606,410
REAL ESTATE MANAGEMENT & DEVELOPMENT—7.4%
442,000	Hang Lung Properties Ltd. (a)	880,099
992,500	Swire Pacific Ltd., Class B (a)	1,932,554
		2,812,653
ROAD & RAIL—0.7%
51,196	MTR Corp. Ltd. (a)	253,438
	Total Hong Kong	9,099,637
INDIA—15.1%
AUTOMOBILES—1.4%
12,600	Hero MotoCorp Ltd. (a)	550,047
BANKS—1.9%
198,530	ICICI Bank Ltd. (a)	703,862
CONSTRUCTION MATERIALS—2.9%
23,000	UltraTech Cement Ltd. (a)	1,093,298
INFORMATION TECHNOLOGY SERVICES—2.7%
22,124	Infosys Ltd. (a)	401,843
16,377	Tata Consultancy Services Ltd. (a)	626,463
		1,028,306

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDIA (continued)
THRIFTS & MORTGAGE FINANCE—3.8%
88,008	Housing Development Finance Corp. Ltd. (a)	$1,444,259
TOBACCO—2.4%
184,500	ITC Ltd. (a)	905,062
	Total India	5,724,834
INDONESIA—2.7%
AUTOMOBILES—0.3%
175,000	Astra International Tbk PT (a)	88,805
BANKS—1.1%
428,600	Bank Central Asia Tbk PT (a)	422,985
HOUSEHOLD PRODUCTS—1.3%
152,000	Unilever Indonesia Tbk PT (a)	489,557
		1,001,347
MALAYSIA—3.1%
BANKS—2.2%
366,949	CIMB Group Holdings Bhd (a)	437,866
85,200	Public Bank Bhd (a)	407,549
		845,415
TOBACCO—0.9%
28,700	British American Tobacco Bhd	337,068
	Total Malaysia	1,182,483
PHILIPPINES—4.6%
BANKS—2.1%
410,428	Bank of the Philippine Islands (a)	791,820
DIVERSIFIED FINANCIAL SERVICES—0.9%
20,000	Ayala Corp. (a)	328,476
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.6%
840,000	Ayala Land, Inc. (a)	619,772
	Total Philippines	1,740,068
REPUBLIC OF SOUTH KOREA—3.2%
FOOD & STAPLES RETAILING—0.9%
2,180	E-Mart Inc. (a)	350,158
INTERNET SOFTWARE & SERVICES—0.5%
340	NAVER Corp. (a)	201,500
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.8%
613	Samsung Electronics Co. Ltd. (a)	668,066
	Total Republic of South Korea	1,219,724

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
SINGAPORE—20.6%
AEROSPACE & DEFENSE—3.1%
485,000	Singapore Technologies Engineering Ltd. (a)	$1,157,700
BANKS—8.6%
46,289	DBS Group Holdings Ltd. (a)	523,578
274,015	Oversea-Chinese Banking Corp. Ltd. (a)	1,780,027
68,715	United Overseas Bank Ltd. (a)	946,935
		3,250,540
DIVERSIFIED TELECOMMUNICATION SERVICES—3.6%
476,000	Singapore Telecommunications Ltd. (a)	1,361,545
INDUSTRIAL CONGLOMERATES—1.7%
162,300	Keppel Corp. Ltd.(a)	648,588
REAL ESTATE INVESTMENT TRUST (REIT)—0.1%
34,287	Keppel REIT(a)	26,721
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.5%
216,000	City Developments Ltd.(a)	1,336,039
	Total Singapore	7,781,133
TAIWAN—7.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.4%
360,583	Taiwan Semiconductor Manufacturing Co. Ltd.(a)	1,656,651
WIRELESS TELECOMMUNICATION SERVICES—2.6%
305,000	Taiwan Mobile Co. Ltd.(a) 1,005,387
	Total Taiwan	2,662,038
THAILAND—3.8%
CONSTRUCTION MATERIALS—3.8%
102,200	Siam Cement PCL, Foreign Shares(a)	1,431,560
UNITED KINGDOM—2.5%
BANKS—2.5%
116,058	Standard Chartered PLC(a)	938,051
	Total Common Stocks	35,483,434
PREFERRED STOCKS—4.1%
REPUBLIC OF SOUTH KOREA—4.1%
950	Amorepacific Corp., Preferred Shares(a)	188,829
1,495	Samsung Electronics Co. Ltd., Preferred Shares(a)	1,365,367
		1,554,196
	Total Preferred Stocks	1,554,196
	Total Long-Term Investments—97.8% (cost $34,729,338)	37,037,630

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2016

Par Amount	Description	Value (US$)

SHORT-TERM INVESTMENT—1.9%
$ 718,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.03% dated 04/29/2016, due 05/02/2016 repurchase price $718,002 collateralized by U.S.Treasury Note, maturing 02/15/2025; total market value of $736,200	$718,000
	Total Short-Term Investment—1.9% (cost $718,000)	718,000
	Total Investments—99.7% (cost $35,447,338) (b)	37,755,630

	Other Assets in Excess of Liabilities—0.3%	113,180
	Net Assets—100.0%	$37,868,810

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2016

Assets
Investments, at value (cost $34,729,338)	$37,037,630
Repurchase agreement, at value (cost $718,000)	718,000
Foreign currency, at value (cost $169,735)	171,429
Cash	992
Interest and dividends receivable	215,576
Prepaid expenses and other assets	37,481
Total assets	38,181,108

Liabilities
Payable for investments purchased	112,194
Deferred foreign capital gains tax	67,923
Audit and tax services	51,934
Legal fees and expenses	34,162
Investment management fees payable (Note 3)	18,126
Director fees payable	7,326
Investor relations fees payable (Note 3)	5,953
Administration fee payable (Note 3)	2,487
Accrued expenses	12,193
Total liabilities	312,298

Net Assets	$37,868,810

Net Assets Consist of:
Capital stock, $0.001 par value (Note 5)	$3,488
Paid-in capital	35,712,556
Accumulated net investment income	39,620
Accumulated net realized loss from investments and foreign currency transactions	(129,382)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,242,528
Net Assets	$37,868,810
Net asset value per share based on 3,487,688 shares issued and outstanding	$10.86

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2016

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $13,933)	$409,711

Expenses
Investment management fee (Note 3)	182,349
Legal fees and expenses	66,411
Independent auditors’ fees and expenses	41,300
Directors’ fees and expenses	30,469
Insurance expense	29,439
Reports to stockholders and proxy solicitation	27,139
Investor relations expenses (Note 3)	25,121
Administration fee (Note 3)	14,588
Custodian’s fees and expenses	14,335
Transfer agent’s fees and expenses	10,722
PA franchise tax fee	1,721
Miscellaneous	22,355
Total operating expenses before reimbursed/waived expenses	465,949
Less: Investor relations fee waiver (Note 3)	(15,829)
Less: Investment manager waiver (Note 3)	(80,201)
Net expenses	369,919

Net Investment Income	39,792

Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions (including $10,138 capital gains tax)	(546,131)
Foreign currency transactions	(12,552)
(558,683)

Net change in unrealized appreciation/(depreciation) on:
Investments (including $72,263 change in deferred capital gains tax)	(771,705)
Foreign currency translation	5,618
(766,087)
Net realized and unrealized (loss) from investments and foreign currency translation	(1,324,770)
Net Decrease in Net Assets Resulting from Operations	$(1,284,978)

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2016 (unaudited)	For the Year Ended October 31, 2015

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$39,792	$269,627
Net realized gain/(loss) from investments and foreign currency transactions	(558,683)	943,132
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(766,087)	(6,803,189)
Net decrease in net assets resulting from operations	(1,284,978)	(5,590,430)

Distributions to Stockholders from:
Net investment income	(256,095)	(164,933)
Net realized gains	(416,809)	(1,503,413)
Net decrease in net assets from distributions	(672,904)	(1,668,346)

Capital Share Transactions:
Repurchase of shares under open market repurchase policy (8,959 and 41,567, respectively) (Note 7)	(79,561)	(470,875)
Change in net assets from capital transactions	(79,561)	(470,875)
Change in net assets resulting from operations	(2,037,443)	(7,729,651)

Net Assets:
Beginning of period	39,906,253	47,635,904
End of period (including accumulated net investment income of $39,620 and $255,923, respectively)	$37,868,810	$39,906,253

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Financial Highlights

	For the Six Month Period Ended, April 30, 2016 (unaudited)		For the Fiscal Years Ended October 31,
			2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net asset value, beginning of period	$11.41		$13.46	$13.37	$15.28	$17.74	$22.47
Net investment income	0.01		0.08	0.05	0.07	0.08	–
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions(b)	(0.37)		(1.68)	0.30	0.82	0.87	(1.56)
Total from investment operations	(0.36)		(1.60)	0.35	0.89	0.95	(1.56)
Dividends and distributions to shareholders:
Net investment income	(0.07)		(0.05)	(0.08)	(0.02)	–	(0.05)
Net realized gains	(0.12)		(0.42)	(0.21)	(2.64)	(3.16)	(3.12)
Total dividends and distributions to shareholders	(0.19)		(0.47)	(0.29)	(2.66)	(3.16)	(3.17)
Capital share transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–		–	–	(0.13)	(0.24)	–
Impact due to capital shares tendered or repurchased (Note 6)	–		–	0.01	(0.01)	(0.01)	–
Impact due to open market repurchase policy (Note 7)	–		0.02	0.02	–	–	–
Total capital share transactions	–		0.02	0.03	(0.14)	(0.25)	–
Net asset value, end of period	$10.86		$11.41	$13.46	$13.37	$15.28	$17.74
Market value, end of period	$9.24		$9.77	$12.00	$12.08	$13.93	$16.35

Total Investment Return Based on(c):
Market value	(3.31%	)	(15.18% )	1.88%	4.72%	5.88%	(13.43% )
Net asset value	(2.69%	)	(11.68% )	3.25%	5.66%	7.04%	(8.87% )

Ratio/Supplementary Data:
Net assets, end of period (000 omitted)	$37,869		$39,906	$47,636	$50,648	$54,630	$57,139
Average net assets (000 omitted)	$36,670		$44,306	$47,380	$51,801	$52,504	$67,947
Net operating expenses, net of fee waivers	2.03%	(e)	2.04%	2.33% (d)	2.06%	2.11%	2.36%
Net operating expenses, excluding fee waivers	2.56%	(e)	2.28%	2.80%	2.53%	2.82%	2.58%
Net investment income	0.22%	(e)	0.61%	0.35%	0.48%	0.54%	0.02%
Portfolio turnover	6.30%		5.16%	10.06%	1.24%	83.20%	41.69%

(a)	Based on average shares outstanding.
(b)	Net of deferred foreign withholding taxes of $0.00, $0.02, $0.00, $0.01, $0.01, and $0.01 per share for the six-month period ended April 30, 2016 and for the years ended October 31, 2015, October 31, 2014, October 31, 2013, October 31, 2012, and October 31, 2011, respectively.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	For the 2014 fiscal year, the Fund’s net expense ratio was affected by higher non-routine expenses that fall outside of the Expense Limitation Agreement (See Note 3 of the Notes to Financial Statements).
(e)	Annualized.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2016

1. Organization

The Asia Tigers Fund, Inc. (the “Fund”) was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon other significant observable inputs, including unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

The three-level hierarchy of inputs is summarized below:

Level 1 –  quoted prices in active markets for similar investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 –  significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Banks	$299,004	$8,191,526	$–	$8,490,530
Hotels, Restaurants & Leisure	469,404	–	–	469,404
Tobacco	337,068	905,062	–	1,242,130
Other	–	26,835,566	–	26,835,566
Short-Term Investment	–	718,000	–	718,000
Total	$1,105,476	$36,650,154	$–	$37,755,630

Amounts	listed as “—” are $0 or round to $0.

The Fund held no Level 3 securities at April 30, 2016.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the six-month period ended April 30, 2016, the security issued by British American Tobacco Bhd. in the amount of $337,068, transferred from Level 2 to Level 1 because there was not a valuation factor applied on April 30, 2016. For the six-month period ended April 30, 2016, there were no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of

$718,000 as of April 30, 2016. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2016.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies. Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to stockholders are recorded on the ex-dividend date.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to stockholders are recorded on the ex-dividend date.

Dividends and distributions to stockholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to foreign currency losses and investments in passive foreign investment companies.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

g. Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

3. Agreements and Transactions with Affiliates

a. Investment Manager

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For its services, AAMAL receives fees at an annual rate of: (i) 1.00% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.95% for the next $500 million of the Fund’s average weekly Managed Assets; and (iii) 0.90% of the Fund’s average weekly Managed Assets in excess of $1 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the six-month period ended April 30, 2016, AAMAL earned a gross management fee of $182,349.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

AAMAL entered into a written contract (“Expense Limitation Agreement”) with the Fund that is effective through December 19, 2016. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 2.00% of the average weekly Managed Assets of the Fund on an annualized basis. Through April 30, 2016, AAMAL waived and assumed a total of $80,201 attributable to its management fee and Fund expenses, including, among others, AAMI’s investor relations services, as described below.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the six-month period ended April 30, 2016, the Fund paid a total of $14,588 in administrative fees to AAMI.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2016, the Fund incurred investor relations fees of approximately $25,116 of which AAMI waived $15,829 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2016, were $2,302,603 and $3,355,295, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. During the period ended April 30, 2016, the Fund repurchased 8,959 shares under its target discount policy (see Note 7). As of April 30, 2016, there were 3,487,688 shares of common stock issued and outstanding.

6. Semi-Annual Repurchase Offers:

At a Special Meeting of Stockholders on April 4, 2014, stockholders of the Fund voted to eliminate the Fund’s interval fund structure, effective that day. However, the Fund maintains a targeted discount policy whereby the Fund intends to buy back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to net asset value (“NAV”) and when management reasonably believes that such repurchases may enhance shareholder value (See Note 7).

Prior to the elimination of the interval fund structure, the Fund made semi-annual repurchase offers pursuant to fundamental policies adopted under Rule 23c-3 under the Investment Company Act of 1940. The repurchases were made at NAV (less a 2% repurchase fee) to all stockholders in amounts permitted to be between 5% and 25% of the Fund’s then outstanding shares, as established by the Board.

7. Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. The Board may potentially consider, although it is not obligated to, other actions that, in its judgment may be effective to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy. During the six-month period ended April 30, 2016, the Fund repurchased 8,959 shares under the open market repurchase policy with a weighted average discount to NAV of 15.32%. During the fiscal year ended October 31, 2015, the Fund repurchased 41,567 shares with a weighted average discount to NAV of 11.70%.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2016

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

b. Risks Associated with Asian Markets:

The Asian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

c. Financial Sector Risk:

To the extent that the financials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$35,447,338	$6,390,350	$(4,082,058)	$2,308,292

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2016.

The Asia Tigers Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on Thursday, March 24, 2016 at 1735 Market St., 32nd Floor, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect one Class I Director and two Class III Directors to the Board of Directors, each to hold office until the 2017 and 2019 Annual Meeting of Stockholders, respectively, or thereafter until his or her successor is elected and qualified.

Class I	Votes For	Votes Against	Abstain
Nancy Yao Maasbach	2,695,812	170,764	47,978
Class III
J. Marc Hardy	2,724,730	143,128	46,697
Nisha Kumar	2,694,644	170,905	49,005

Directors whose term of office continued beyond this meeting are as follows: Leslie H. Gelb, Luis F. Rubio, Jeswald W. Salacuse, and Martin Gilbert.

The Asia Tigers Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (“Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors who own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan

Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small

The Asia Tigers Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 30170, College Station, TX 77842-3170.

The Asia Tigers Fund, Inc.

Corporate Information

Directors

Leslie H. Gelb

Martin Gilbert

J. Marc Hardy

Nisha Kumar

Nancy Yao Maasbach

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Adrian Lim, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Hugh Young, Vice President

Kasey Deja, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron Street, 5th Floor

Boston, MA 02110

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 20170

College Station, TX

77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street, 22nd Floor

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying financial statements as of April 30, 2016 were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The Asia Tigers Fund, Inc. are traded on the NYSE under the symbol “GRR”. Information about the Fund’s net asset value and market price is available at www.aberdeengrr.com.

This report, including the financial information herein, is transmitted to the shareholders of The Asia Tigers Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services

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Enroll today and receive shareholder reports electronically*

By enrolling in this convenient service, you will receive important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements via e-mail.

There’s never been a faster, simpler or more environmentally-friendly way to receive investment information.

To enroll, follow these simple steps:

1. Go to http://www.aberdeen-asset.us/cef

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3. Click “Sign-up.” You can expect to receive your electronic documents in 4-6 weeks.

* Please note that Aberdeen does not share our shareholder information with any other organizations. You can return to this site at any time to change your email address or edit your preferences.

GRR-SEMI-ANNUAL

Item 2 - Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5 - Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6 - Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report on Form N-CSR.

(b)	During the period ended April 30, 2016, there was a change to the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 7, 2016.

(a)(1)	The information in the table below is as of July 8, 2016.

Individual & Position	Services Rendered	Past Business Experience

Pruksa Iamthongthong Senior Investment Manager

Effective January 31, 2016, Ms. Iamthongthong is responsible for day-to-day management and overall supervision of the Fund’s portfolio from Mr. Chou Chong. She joins Hugh Young, Adrian Lim, Flavia Cheong and Christopher Wong.

Pruksa joined Aberdeen in 2007. Pruksa holds a BA in Business Administration from Chulalongkorn University, Thailand and is a CFA® Charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

(a)(2)	The information in the table below is as of March 31, 2016.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Pruksa Iamthongthong	Registered Investment Companies	22	$10,665.59	0	$0
	Pooled Investment Vehicles	78	$37,995.70	2	$382.06
	Other Accounts	137	$33,055.78	16	$4,669.74

Total assets are as of March 31, 2016 and have been translated to U.S. dollars at a rate of £1.00 = $1.44.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year – January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2016
Pruksa Iamthongthong	None

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
11/01/2015 to 11/30/2015	1,369	$9.53	1,369	255,400
12/01/2015 to 12/31/2015	1,490	$8.95	1,490	253,910
01/01/16 to 01/31/16	None	None	None	253,910
02/01/16 to 02/28/16	2,700	$8.15	2,700	251,210
03/01/16 to 03/31/16	1,900	$9.06	1,900	249,310
04/01/16 to 04/30/16	1,500	$9.20	1,500	247,810
Total	8,959	$8.86	8,959	-

(1) On November 2, 2012, the Fund announced that its Board of Directors, at a meeting held on October 30, 2012, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Asia Tigers Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: July 8, 2016

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: July 8, 2016